CNA Financial Corporation

Supplemental Financial Information

June 30, 2012

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2012

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the 2011 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 16 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage in the underlying investment strategies also increases volatility.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
The Company has adjusted its previously reported financial information to reflect a retrospective change in accounting guidance for deferred acquisition costs. Financial information included herein gives effect to this adjustment. Total CNA stockholders' equity at December 31, 2011 was reduced by $69 million and Book value per common share decreased $0.26. For the three and six months ended June 30, 2011, the impacts of adopting the new accounting standard were a $0.01 and $0.02 decrease in earnings per share, and a 0% and 0.1% decrease in return on equity.

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav)	Six Months		Fav / (Unfav)
(In millions)	2012	2011	% Change	2012	2011	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,668	$1,595	5%	$3,317	$3,210	3%
Net investment income	470	517	(9)	1,118	1,137	(2)
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(12)	(41)	71	(27)	(61)	56
Portion of OTTI recognized in Other comprehensive income (loss)	(11)	(21)	48	(23)	(42)	45
Net OTTI losses recognized in earnings	(23)	(62)	63	(50)	(103)	51
Other net realized investment gains (losses)	45	77	(42)	108	131	(18)
Net realized investment gains (losses), net of participating policyholders' interests	22	15	47	58	28	107
Other revenues	86	71	21	154	138	12
Total revenues	2,246	2,198	2	4,647	4,513	3
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,348	1,367	1	2,729	2,731	—
Amortization of deferred acquisition costs	309	286	(8)	604	583	(4)
Other operating expenses	316	326	3	635	603	(5)
Interest	43	43	—	85	89	4
Total claims, benefits and expenses	2,016	2,022	—	4,053	4,006	(1)
Income (loss) from continuing operations before income tax	230	176	31	594	507	17
Income tax (expense) benefit	(64)	(47)	(36)	(178)	(148)	(20)
Income (loss) from continuing operations, net of tax	166	129	29	416	359	16
Income (loss) from discontinued operations, net of tax	—	—	N/M	—	(1)	N/M
Net income (loss)	166	129	29	416	358	16
Net (income) loss attributable to noncontrolling interests	—	(5)	N/M	—	(14)	N/M
Net income (loss) attributable to CNA	$166	$124	34%	$416	$344	21%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions, except per share data)	2012	2011	2012	2011
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$152	$114	$378	$327
Net realized investment gains (losses) attributable to CNA common stockholders	14	10	38	18
Income (loss) from continuing operations attributable to CNA common stockholders	166	124	416	345
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	(1)
Income (loss) attributable to CNA common stockholders	$166	$124	$416	$344

DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$0.56	$0.42	$1.40	$1.21
Net realized investment gains (losses) attributable to CNA common stockholders	0.06	0.04	0.14	0.07
Income (loss) from continuing operations attributable to CNA common stockholders	0.62	0.46	1.54	1.28
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	—
Diluted earnings (loss) per share attributable to CNA common stockholders	$0.62	$0.46	$1.54	$1.28

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.4	269.3	269.4	269.3
Diluted	269.8	269.6	269.7	269.6

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	5.5%	4.4%	7.0%	6.1%
Net operating income (loss) from continuing operations attributable to CNA (2)	5.4	4.2	6.8	6.1
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except share data)	June 30, 2012	December 31, 2011
Total assets	$56,499	$55,110
Insurance reserves	38,004	37,554
Debt	2,609	2,608
Total liabilities	44,285	43,622
Accumulated other comprehensive income (loss)	867	480
Total CNA stockholders' equity	12,214	11,488

Book value per common share	$45.34	$42.66
Book value per common share excluding AOCI	$42.12	$40.88

Outstanding shares of common stock (in millions of shares)	269.4	269.3

THREE MONTHS ENDED JUNE 30 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$306	$300
Net cash flows provided (used) by investing activities	(223)	171
Net cash flows provided (used) by financing activities	(41)	(468)
Net cash flows provided (used) by operating, investing and financing activities	$42	$3

SIX MONTHS ENDED JUNE 30 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$618	$412
Net cash flows provided (used) by investing activities	(510)	97
Net cash flows provided (used) by financing activities	(83)	(504)
Net cash flows provided (used) by operating, investing and financing activities	$25	$5

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED JUNE 30, 2012 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,920	$11,422	$18,342	$2,875	$2,986	$24,203
Ceded	830	1,124	1,954	537	2,422	4,913
Net	6,090	10,298	16,388	2,338	564	19,290

Net incurred claim & claim adjustment expenses	448	591	1,039	165	—	1,204
Net claim & claim adjustment expense payments	(416)	(665)	(1,081)	(131)	(14)	(1,226)
Foreign currency translation adjustment and other	(16)	(11)	(27)	17	—	(10)

Claim & claim adjustment expense reserves, end of period
Net	6,106	10,213	16,319	2,389	550	19,258
Ceded	819	1,103	1,922	512	2,315	4,749
Gross	$6,925	$11,316	$18,241	$2,901	$2,865	$24,007

SIX MONTHS ENDED JUNE 30, 2012 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,840	$11,509	$18,349	$2,825	$3,129	$24,303
Ceded	817	1,119	1,936	546	2,538	5,020
Net	6,023	10,390	16,413	2,279	591	19,283

Net incurred claim & claim adjustment expenses	916	1,159	2,075	350	7	2,432
Net claim & claim adjustment expense payments	(831)	(1,337)	(2,168)	(268)	(46)	(2,482)
Foreign currency translation adjustment and other	(2)	1	(1)	28	(2)	25

Claim & claim adjustment expense reserves, end of period
Net	6,106	10,213	16,319	2,389	550	19,258
Ceded	819	1,103	1,922	512	2,315	4,749
Gross	$6,925	$11,316	$18,241	$2,901	$2,865	$24,007

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	June 30, 2012		March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,492	$2,130	$21,288	$1,952	$20,884	$1,792
States, municipalities and political subdivisions:
Tax-exempt	6,300	524	6,127	391	5,731	277
Taxable	4,116	635	4,056	558	4,051	487
Total states, municipalities and political subdivisions	10,416	1,159	10,183	949	9,782	764
Asset-backed:
RMBS	5,891	74	5,994	36	5,775	(11)
CMBS	1,569	55	1,329	32	1,354	(11)
Other ABS	1,065	19	1,039	17	955	9
Total asset-backed	8,525	148	8,362	85	8,084	(13)
U.S. Treasury and obligations of government-sponsored enterprises	184	12	236	12	493	14
Foreign government	639	23	655	21	636	28
Redeemable preferred stock	111	10	113	8	58	7
Total fixed maturity securities	41,367	3,482	40,837	3,027	39,937	2,592
Equities	290	38	298	20	304	16
Limited partnership investments	2,242	—	2,400	—	2,245	—
Other invested assets	11	—	11	—	12	—
Mortgage loans	339	—	281	—	234	—
Short term investments	1,752	—	1,638	—	1,641	—
Total investments	$46,001	$3,520	$45,465	$3,047	$44,373	$2,608

Net receivable/(payable)	$(72)	$—	$(175)	$—	$45	$—
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2012		March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,544	$803	$13,591	$792	$13,190	$620
States, municipalities and political subdivisions:
Tax-exempt	2,204	142	2,289	122	2,204	116
Taxable	2,444	323	2,443	286	2,445	236
Total states, municipalities and political subdivisions	4,648	465	4,732	408	4,649	352
Asset-backed:
RMBS	5,507	71	5,595	34	5,415	(3)
CMBS	1,372	43	1,140	21	1,169	(18)
Other ABS	1,023	16	1,001	14	913	6
Total asset-backed	7,902	130	7,736	69	7,497	(15)
U.S. Treasury and obligations of government-sponsored enterprises	160	4	213	4	469	5
Foreign government	633	21	650	20	631	27
Redeemable preferred stock	36	1	61	1	7	1
Total fixed maturity securities	26,923	1,424	26,983	1,294	26,443	990
Equities	132	34	111	18	105	18
Limited partnership investments	2,242	—	2,400	—	2,245	—
Other invested assets	11	—	11	—	12	—
Mortgage loans	319	—	261	—	214	—
Short term investments	1,640	—	1,450	—	1,509	—
Total investments	$31,267	$1,458	$31,216	$1,312	$30,528	$1,008

Net receivable/(payable)	$(62)	$—	$(136)	$—	$50	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	June 30, 2012		March 31, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,948	$1,327	$7,697	$1,160	$7,694	$1,172
States, municipalities and political subdivisions:
Tax-exempt	4,096	382	3,838	269	3,527	161
Taxable	1,672	312	1,613	272	1,606	251
Total states, municipalities and political subdivisions	5,768	694	5,451	541	5,133	412
Asset-backed:
RMBS	384	3	399	2	360	(8)
CMBS	197	12	189	11	185	7
Other ABS	42	3	38	3	42	3
Total asset-backed	623	18	626	16	587	2
U.S. Treasury and obligations of government-sponsored enterprises	24	8	23	8	24	9
Foreign government	6	2	5	1	5	1
Redeemable preferred stock	75	9	52	7	51	6
Total fixed maturity securities	14,444	2,058	13,854	1,733	13,494	1,602
Equities	158	4	187	2	199	(2)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	20	—	20	—	20	—
Short term investments	112	—	188	—	132	—
Total investments	$14,734	$2,062	$14,249	$1,735	$13,845	$1,600

Net receivable/(payable)	$(10)	$—	$(39)	$—	$(5)	$—

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
June 30, 2012

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$301	$17	$1,279	$109	$7,162	$872	$10,729	$1,024	$2,021	$108	$21,492	$2,130
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,013	94	3,862	338	1,222	81	203	11	—	—	6,300	524
Taxable	—	—	601	84	2,714	416	801	135	—	—	—	—	4,116	635
Total states, municipalities and political subdivisions	—	—	1,614	178	6,576	754	2,023	216	203	11	—	—	10,416	1,159
Asset-backed:
RMBS	4,337	139	227	(1)	164	(8)	195	1	191	(12)	777	(45)	5,891	74
CMBS	84	5	396	21	188	12	406	13	239	7	256	(3)	1,569	55
Other ABS	—	—	535	15	323	2	178	2	28	—	1	—	1,065	19
Total asset-backed	4,421	144	1,158	35	675	6	779	16	458	(5)	1,034	(48)	8,525	148
U.S. Treasury and obligations of government-sponsored enterprises	184	12	—	—	—	—	—	—	—	—	—	—	184	12
Foreign government	—	—	367	12	173	6	98	5	1	—	—	—	639	23
Redeemable preferred stock	—	—	—	—	—	—	—	—	91	9	20	1	111	10
Total fixed maturity securities	$4,605	$156	$3,440	$242	$8,703	$875	$10,062	$1,109	$11,482	$1,039	$3,075	$61	$41,367	$3,482

Percentage of total fixed maturity securities	11%		8%		21%		24%		28%		8%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Fair Value by Country of Risk*
June 30, 2012

	Corporate		Sovereign	Total
(In millions)	Financial Sector	Other Sectors
European exposure:
United Kingdom	$738	$782	$82	$1,602
France	201	244	37	482
Netherlands	256	148	31	435
Germany	110	276	—	386
Sweden	154	36	—	190
Belgium	5	175	3	183
Spain	30	119	1	150
Italy	12	125	6	143
Switzerland	80	43	1	124
Luxembourg	—	69	—	69
Norway	2	35	—	37
Russian Federation	—	35	—	35
Greece	—	21	—	21
Finland	—	14	5	19
Ireland	5	7	—	12
Austria	—	4	7	11
Poland	—	—	5	5
Czech Republic	—	4	—	4
Total fair value	$1,593	$2,137	$178	$3,908
Total amortized cost	$1,556	$1,948	$176	$3,680
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - European Exposure
Credit Rating by Country of Risk*
June 30, 2012

(In millions)	AAA	AA	A	BBB	Non-investment grade	Total
European exposure:
United Kingdom	$127	$54	$823	$537	$61	$1,602
France	59	29	171	204	19	482
Netherlands	68	83	158	83	43	435
Germany	81	5	229	61	10	386
Sweden	—	112	45	33	—	190
Belgium	—	3	85	95	—	183
Spain	—	—	—	128	22	150
Italy	—	1	13	124	5	143
Switzerland	1	36	56	24	7	124
Luxembourg	—	—	4	58	7	69
Norway	1	2	—	29	5	37
Russian Federation	—	—	—	29	6	35
Greece	—	—	—	21	—	21
Finland	5	—	—	—	14	19
Ireland	—	—	—	5	7	12
Austria	—	11	—	—	—	11
Poland	—	—	5	—	—	5
Czech Republic	—	—	4	—	—	4
Total fair value	$342	$336	$1,593	$1,431	$206	$3,908
Total amortized cost	$335	$312	$1,456	$1,374	$203	$3,680
* Country of risk is derived from the issuing entity's management location, country of primary listing, revenue and reporting currency.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED JUNE 30 (In millions)	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change
Gross written premiums	$1,186	$1,079	10%	$964	$965	—%	$2,150	$2,044	5%
Net written premiums (1)	718	683	5	889	880	1	1,607	1,563	3
Operating revenues:
Net earned premiums	719	688	5	809	768	5	1,528	1,456	5
Net investment income	112	126	(11)	151	193	(22)	263	319	(18)
Other revenues	57	54	6	11	12	(8)	68	66	3
Total operating revenues	888	868	2	971	973	—	1,859	1,841	1
Claims, Benefits and Expenses:
Net incurred claims and benefits	448	418	(7)	591	621	5	1,039	1,039	—
Policyholders' dividends	1	—	N/M	3	2	(50)	4	2	(100)
Amortization of deferred acquisition costs	154	138	(12)	147	142	(4)	301	280	(8)
Other insurance related expenses	77	77	—	135	144	6	212	221	4
Other expenses	50	52	4	10	11	9	60	63	5
Total claims, benefits and expenses	730	685	(7)	886	920	4	1,616	1,605	(1)
Operating income (loss) from continuing operations before income tax	158	183	(14)	85	53	60	243	236	3
Income tax (expense) benefit on operating income (loss)	(52)	(64)	19	(28)	(16)	(75)	(80)	(80)	—
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(4)	N/M	—	(1)	N/M	—	(5)	N/M
Net operating income (loss) from continuing operations attributable to CNA	106	115	(8)	57	36	58	163	151	8
Net realized investment gains (losses), net of participating policyholders' interests	8	7	14	13	11	18	21	18	17
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(2)	—	(5)	(3)	(67)	(7)	(5)	(40)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	6	5	20	8	8	—	14	13	8
Net income (loss) from continuing operations attributable to CNA	$112	$120	(7)%	$65	$44	48%	$177	$164	8%

FINANCIAL RATIOS
Loss & LAE	62.2%	60.8%		72.9%	80.7%		67.9%	71.3%
Acquisition expense	20.4	19.9		17.5	18.9		18.9	19.4
Underwriting expense	11.7	11.6		17.3	18.3		14.6	15.1
Expense	32.1	31.5		34.8	37.2		33.5	34.5
Dividend	0.1	(0.1)		0.4	0.4		0.3	0.2
Combined ratio	94.4%	92.2%		108.1%	118.3%		101.7%	106.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$3	$4		$65	$96		$68	$100
Impact on loss & LAE ratio	0.4%	0.6%		8.0%	12.5%		4.4%	6.9%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(35)	$(52)		$(13)	$(50)		$(48)	$(102)
Prior year premium development	(5)	(1)		(19)	40		(24)	39
Other (2)	—	—		5	4		5	4
Total development & other	$(40)	$(53)		$(27)	$(6)		$(67)	$(59)
Impact of development & other on loss & LAE ratio	(5.3)%	(7.7)%		(2.8)%	(1.8)%		(3.9)%	(4.8)%
(1) Net written premiums for CNA Commercial and P&C Operations increased 5% excluding the impact of First Insurance Company of Hawaii (FICOH). The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
THREE MONTHS ENDED JUNE 30 (In millions)	2012	2011	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,528	$1,456	$139	$141	(1)%	$1	$(2)	150%	$1,668	$1,595	5%
Net investment income	263	319	201	189	6	6	9	(33)	470	517	(9)
Other revenues	68	66	16	2	N/M	2	3	(33)	86	71	21
Total operating revenues	1,859	1,841	356	332	7	9	10	(10)	2,224	2,183	2
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,039	1,039	323	330	2	(20)	(6)	N/M	1,342	1,363	2
Policyholders' dividends	4	2	2	2	—	—	—	N/M	6	4	(50)
Amortization of deferred acquisition costs	301	280	8	6	(33)	—	—	N/M	309	286	(8)
Other insurance related expenses	212	221	36	34	(6)	—	2	N/M	248	257	4
Other expenses	60	63	4	6	33	47	43	(9)	111	112	1
Total claims, benefits and expenses	1,616	1,605	373	378	1	27	39	31	2,016	2,022	—
Operating income (loss) from continuing operations before income tax	243	236	(17)	(46)	63	(18)	(29)	38	208	161	29
Income tax (expense) benefit on operating income (loss)	(80)	(80)	20	27	(26)	4	11	(64)	(56)	(42)	(33)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(5)	—	—	N/M	—	—	N/M	—	(5)	N/M
Net operating income (loss) from continuing operations attributable to CNA	163	151	3	(19)	116	(14)	(18)	22	152	114	33
Net realized investment gains (losses), net of participating policyholders' interests	21	18	4	1	N/M	(3)	(4)	25	22	15	47
Income tax (expense) benefit on net realized investment gains (losses)	(7)	(5)	(1)	—	N/M	—	—	N/M	(8)	(5)	(60)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M
Net realized investment gains (losses) attributable to CNA	14	13	3	1	N/M	(3)	(4)	25	14	10	40
Net income (loss) from continuing operations attributable to CNA	$177	$164	$6	$(18)	133%	$(17)	$(22)	23%	$166	$124	34%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
SIX MONTHS ENDED JUNE 30 (In millions)	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change
Gross written premiums	$2,459	$2,209	11%	$1,851	$1,858	—%	$4,310	$4,067	6%
Net written premiums (1)	1,483	1,422	4	1,732	1,708	1	3,215	3,130	3
Operating revenues:
Net earned premiums	1,425	1,357	5	1,612	1,570	3	3,037	2,927	4
Net investment income	287	286	—	416	454	(8)	703	740	(5)
Other revenues	113	108	5	20	26	(23)	133	134	(1)
Total operating revenues	1,825	1,751	4	2,048	2,050	—	3,873	3,801	2
Claims, Benefits and Expenses:
Net incurred claims and benefits	916	848	(8)	1,158	1,224	5	2,074	2,072	—
Policyholders' dividends	(1)	—	N/M	6	2	N/M	5	2	(150)
Amortization of deferred acquisition costs	302	281	(7)	286	290	1	588	571	(3)
Other insurance related expenses	149	141	(6)	279	259	(8)	428	400	(7)
Other expenses	100	92	(9)	17	27	37	117	119	2
Total claims, benefits and expenses	1,466	1,362	(8)	1,746	1,802	3	3,212	3,164	(2)
Operating income (loss) from continuing operations before income tax	359	389	(8)	302	248	22	661	637	4
Income tax (expense) benefit on operating income (loss)	(121)	(134)	10	(106)	(81)	(31)	(227)	(215)	(6)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(12)	N/M	—	(1)	N/M	—	(13)	N/M
Net operating income (loss) from continuing operations attributable to CNA	238	243	(2)	196	166	18	434	409	6
Net realized investment gains (losses), net of participating policyholders' interests	16	15	7	24	28	(14)	40	43	(7)
Income tax (expense) benefit on net realized investment gains (losses)	(4)	(5)	20	(9)	(9)	—	(13)	(14)	7
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	(1)	N/M	—	(1)	N/M
Net realized investment gains (losses) attributable to CNA	12	10	20	15	18	(17)	27	28	(4)
Net income (loss) from continuing operations attributable to CNA	$250	$253	(1)%	$211	$184	15%	$461	$437	5%

FINANCIAL RATIOS
Loss & LAE	64.2%	62.5%		71.8%	77.9%		68.2%	70.8%
Acquisition expense	20.0	19.7		17.9	17.3		18.9	18.4
Underwriting expense	11.7	11.4		17.1	17.7		14.5	14.7
Expense	31.7	31.1		35.0	35.0		33.4	33.1
Dividend	(0.1)	—		0.4	0.1		0.2	0.1
Combined ratio	95.8%	93.6%		107.2%	113.0%		101.8%	104.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$5	$6		$91	$149		$96	$155
Impact on loss & LAE ratio	0.3%	0.5%		5.6%	9.5%		3.2%	5.3%

Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(41)	$(67)		$(27)	$(57)		$(68)	$(124)
Prior year premium development	(14)	(8)		(36)	32		(50)	24
Other (2)	—	—		11	7		11	7
Total development & other	$(55)	$(75)		$(52)	$(18)		$(107)	$(93)
Impact of development & other on loss & LAE ratio	(3.6)%	(5.4)%		(2.6)%	(1.6)%		(3.1)%	(3.4)%
(1) Net written premiums for CNA Commercial and P&C Operations increased 6% and 5% excluding the impact of First Insurance Company of Hawaii (FICOH). The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
SIX MONTHS ENDED JUNE 30 (In millions)	2012	2011	2012	2011	Fav / (Unfav) % Change	2012	2011	Fav / (Unfav) % Change		2012	2011	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$3,037	$2,927	$280	$285	(2)%	$—	$(2)	N/M	%	$3,317	$3,210	3%
Net investment income	703	740	399	377	6	16	20	(20)		1,118	1,137	(2)
Other revenues	133	134	14	—	N/M	7	4	75		154	138	12
Total operating revenues	3,873	3,801	693	662	5	23	22	5		4,589	4,485	2
Claims, Benefits and Expenses:
Net incurred claims and benefits	2,074	2,072	659	653	(1)	(13)	1	N/M		2,720	2,726	—
Policyholders' dividends	5	2	4	3	(33)	—	—	N/M		9	5	(80)
Amortization of deferred acquisition costs	588	571	16	12	(33)	—	—	N/M		604	583	(4)
Other insurance related expenses	428	400	71	72	1	(1)	2	150		498	474	(5)
Other expenses	117	119	10	12	17	95	87	(9)		222	218	(2)
Total claims, benefits and expenses	3,212	3,164	760	752	(1)	81	90	10		4,053	4,006	(1)
Operating income (loss) from continuing operations before income tax	661	637	(67)	(90)	26	(58)	(68)	15		536	479	12
Income tax (expense) benefit on operating income (loss)	(227)	(215)	51	53	(4)	18	23	(22)		(158)	(139)	(14)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(13)	—	—	N/M	—	—	N/M		—	(13)	N/M
Net operating income (loss) from continuing operations attributable to CNA	434	409	(16)	(37)	57	(40)	(45)	11		378	327	16
Net realized investment gains (losses), net of participating policyholders' interests	40	43	17	(3)	N/M	1	(12)	108		58	28	107
Income tax (expense) benefit on net realized investment gains (losses)	(13)	(14)	(6)	1	N/M	(1)	4	(125)		(20)	(9)	(122)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	(1)	—	—	N/M	—	—	N/M		—	(1)	N/M
Net realized investment gains (losses) attributable to CNA	27	28	11	(2)	N/M	—	(8)	N/M		38	18	111
Net income (loss) from continuing operations attributable to CNA	$461	$437	$(5)	$(39)	87%	$(40)	$(53)	25%		$416	$345	21%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income
(In millions)

		CNA Specialty
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$38	$4	$(32)	$5	$46	$(13)
Income (loss) from trading portfolio	1	1	—	1	3	2
Other investment income	121	121	117	123	126	123
Net investment income	$160	$126	$85	$129	$175	$112

		CNA Commercial
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$73	$6	$(59)	$11	$81	$(21)
Income (loss) from trading portfolio	2	2	(1)	2	4	2
Other investment income	186	185	175	181	180	170
Net investment income	$261	$193	$115	$194	$265	$151

		P&C Operations
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$111	$10	$(91)	$16	$127	$(34)
Income (loss) from trading portfolio	3	3	(1)	3	7	4
Other investment income	307	306	292	304	306	293
Net investment income	$421	$319	$200	$323	$440	$263

		Life & Group Non-Core
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$—	$—	$—	$—	$—	$—
Income (loss) from trading portfolio	—	—	—	—	—	—
Other investment income	188	189	190	192	198	201
Net investment income	$188	$189	$190	$192	$198	$201

		Corporate & Other Non-Core
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$3	$1	$(2)	$—	$3	$(1)
Income (loss) from trading portfolio	—	—	—	1	—	—
Other investment income	8	8	6	7	7	7
Net investment income	$11	$9	$4	$8	$10	$6

		Total Operations
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) from limited partnerships	$114	$11	$(93)	$16	$130	$(35)
Income (loss) from trading portfolio	3	3	(1)	4	7	4
Other investment income	503	503	488	503	511	501
Net investment income	$620	$517	$394	$523	$648	$470

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED JUNE 30	Three Months			Six Months
Income Statements	(Preliminary) 2012		Fav / (Unfav) % Change	(Preliminary) 2012		Fav / (Unfav) % Change
(In millions)		2011			2011
Combined Continental Casualty Companies
Gross written premiums	$2,111	$1,958	8%	$4,221	$3,910	8%
Net written premiums	1,571	1,483	6	3,134	2,993	5

Net earned premiums	1,371	1,246	10	2,677	2,492	7
Claim and claim adjustment expenses	1,128	1,104	(2)	2,274	2,213	(3)
Acquisition expenses	265	256	(4)	535	512	(4)
Underwriting expenses	219	197	(11)	430	391	(10)
Policyholders' dividends	3	2	(50)	3	5	40
Underwriting income (loss)	(244)	(313)	22	(565)	(629)	10
Net investment income	487	465	5	915	890	3
Other income (loss)	(3)	9	(133)	3	31	(90)
Income tax (expense) benefit	(34)	(16)	(113)	(48)	(25)	(92)
Net realized gains (losses)	22	37	(41)	53	64	(17)
Net income (loss)	$228	$182	25%	$358	$331	8%

Financial Ratios
Loss and LAE	82.3%	88.5%		84.9%	88.8%
Acquisition expense	16.9	17.3		17.1	17.1
Underwriting expense	13.9	13.3		13.7	13.1
Expense	30.8	30.6		30.8	30.2
Dividend	0.2	0.2		0.1	0.2
Combined ratio	113.3%	119.3%		115.8%	119.2%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) June 30, 2012	December 31, 2011
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$9,957	$9,888
Life Company
Statutory surplus	$539	$519

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2012 YTD Evaluated at 6/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 6/30/12
Gross Accident Year	61.3%	62.8%	62.6%
Impact of Reinsurance	6.5	4.9	4.8
Net Accident Year	67.8	67.7	67.4%
Impact of Development and Other (1)	(3.6)	(8.4)
Net Calendar Year	64.2%	59.3%

	CNA Commercial
	2012 YTD Evaluated at 6/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 6/30/12
Gross Accident Year	71.9%	72.9%	73.0%
Impact of Reinsurance	2.5	3.7	3.6
Net Accident Year	74.4	76.6	76.6%
Impact of Development and Other (1)	(2.6)	(5.7)
Net Calendar Year	71.8%	70.9%

	P&C Operations
	2012 YTD Evaluated at 6/30/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 6/30/12
Gross Accident Year	65.7%	67.3%	67.3%
Impact of Reinsurance	5.6	5.2	5.1
Net Accident Year	71.3	72.5	72.4%
Impact of Development and Other (1)	(3.1)	(7.0)
Net Calendar Year	68.2%	65.5%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

June 30, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,560	$6,621	$—	$—
Payout annuities	651	1,990	—	—
Institutional markets	1	14	106	370
Other	54	5	—	—
Total	$2,266	$8,630	$106	$370
The reserve amounts above are net of $1,320 million of ceded reserves and exclude $122 million of claim and claim adjustment expenses and $950 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves is recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (Shadow Adjustments).

December 31, 2011
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,470	$6,374	$—	$—
Payout annuities	660	1,997	—	—
Institutional markets	1	15	129	417
Other	53	5	—	—
Total	$2,184	$8,391	$129	$417
The reserve amounts above are net of $1,375 million of ceded reserves and exclude $95 million of claim and claim adjustment expenses and $627 million of future policy benefits relating to Shadow Adjustments.